MEMORANDUM


TO:       Roxanne M. Hellickson,
          Vice President/Corporate Secretary

FROM:     Home Federal Savings Bank

DATE:     July 29, 1998

RE:       Notice of Extension of Employment Contract

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The Board of Directors (the Board) of Home Federal Savings Bank
has reviewed your formal performance evaluation performed by selected members of the Board. In connection therewith and pursuant to Section 1 of your contract, on May 19, 1998, the Board determined to extend your employment contract until the May Board Meeting, 2001.

                              HOME FEDERAL SAVINGS BANK

                         By:  /s/ M.F. Schumann
                              ---------------------------
                              M.F. Schumann


                     EMPLOYEE ACKNOWLEDGMENT

     I hereby acknowledge receipt of this notice of extension of the above-referenced agreement and accept the extension of the term of such agreement.

                              EMPLOYEE

Dated:      7-29-98           By: /s/ Roger P. Weise
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     (Correction from 5-19-98)     Roger P. Weise